                                                                    Exhibit 4.25

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                            ARTICLES OF INCORPORATION

                                       OF

                           Warehouse Associates, Inc.

                               (File This Form in
                              Duplicate Originals)

                          (Sect. 12-14.3 of 1962 Code)

1.   The name of the proposed corporation is Warehouse Associates, Inc.

2. The initial registered office of the corporation is Harmon Road, Post Office Box 428 located in the city of Hemingway, county of Williamsburg and the State of South Carolina and the name of its initial registered agent at such address is Fred G. Edwards

3.   The period of duration of the corporation shall be perpetual.

4.   The corporation is authorized to issue shares of stock as follows:

    Class of shares        Authorized No. of each class          Par Value
    ---------------        ----------------------------   ----------------------
         Common                       100,000                      $1.00

________________________   ____________________________   ______________________

________________________   ____________________________   ______________________

________________________   ____________________________   ______________________

________________________   ____________________________   ______________________

________________________   ____________________________   ______________________


     IF SHARES ARE DIVIDED INTO TWO OR MORE CLASSES OR IF ANY CLASS OF SHARES IS DIVIDED INTO SERIES WITHIN A CLASS, THE RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS OF THE SHARES OF EACH CLASS, AND OF EACH SERIES WITHIN A CLASS, ARE AS FOLLOWS:

                                      NONE

5.   Total authorized capital stock One Hundred Thousand Dollars

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is two (2), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:


-------------------------------------   ----------------------------------------
Fred G. Edwards                         Address


-------------------------------------   ----------------------------------------
Gladys V. Edwards                       Address

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section 2.2) (12-12.2 Supplemental Code 1962)

     To own, opearte and lease warehouses and warehouse space; and to do all things necessary or incidental thereto.

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

     NONE

10.  The name and address of each incorporator is:

      Name        Street & Box No.      City        County           State
      ----        ----------------   ---------   ------------   --------------
Fred G. Edwards      Harmon Road     Hemingway   Williamsburg   South Carolina


                                        ----------------------------------------
                                        (Signature of Incorporator)

Date February 16, 1976                  Fred G. Edwards
                                        ----------------------------------------
                                        (Type or Print Name)


                                        ----------------------------------------
                                        (Signature of Incorporator)

                                        ----------------------------------------
                                        (Type or Print Name)


                                        ----------------------------------------
                                        (Signature of Incorporator)

                                        ----------------------------------------
                                        (Type or Print Name)

STATE OF SOUTH CAROLINA )

COUNTY OF WILLIAMSBURG  )

     The undersigned Fred G. Edwards does hereby certify that he is the incorporator of Warehouse Associates, Incrorporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.


                                        ----------------------------------------
                                        (Signature of Incorporator)
                                        Fred G. Edwards


                                        ----------------------------------------
                                        (Signature of Incorporator)


                                        ----------------------------------------
                                        (Signature of Incorporator)
                                        (Each Incorporator Must Sign)

                             CERTIFICATE OF ATTORNEY

11. I, Jack J. Wright, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1962, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.


Date February 16, 1976
                                        ----------------------------------------
                                        (Signature)

                                        Jack J. Wright
                                        ----------------------------------------
                                        (Type or Print Name)

                                        Address: P.O. Box 1831
                                                 234 West Cheves Street
                                                 Florence, SC 29501

SCHEDULE OF FEES

(Payable at time of filing Articles of With Secretary of State)

Fee for filing Articles.........................   $    5.00
In addition to the above, $.40 for each
   $1,000.00 of the aggregate value of shares
   which the Corporation is authorized to
   issue but in no case less than...............       40.00
nor more than...................................    1,000.00

NOTE. THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR
     FILING.